                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 30, 2001


                      Fleet Bank (RI), National Association
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

         United States                     333-38650-01                    050495490
(State or Other Jurisdiction of      (Commission File Number)     (IRS Employer Identification
        Incorporation)                                                       Number)

        111 Westminster Street
       Providence, Rhode Island                                02903
(Address of Principal Executive Office)                      (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           On March 30, 2001 the Amended and Restated Pooling and
                  Servicing Agreement for the Fleet Credit Card Master Trust
                  II, dated as of December 1, 1993, between Fleet Bank (RI),
                  National Association, as Seller and Servicer and Bankers
                  Trust Company, as Trustee, was amended by Amendment Number
                  6 to the Amended and Restated Pooling and Servicing
                  Agreement, dated as of March 30, 2001.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Exhibits

                  4.1      Amendment Number 6 to the Amended and Restated
                           Pooling and Servicing Agreement, dated as of March 30, 2001.


Item 8.           Not Applicable.

Item 9.           Not Applicable.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FLEET BANK (RI), NATIONAL ASSOCIATION

                                             On behalf of the Fleet Credit Card
                                             Master Trust II

                                           By:      /s/ Jeffrey A. Lipson
                                                  ------------------------------
                                           Name:  Jeffrey A. Lipson
                                           Title:   Vice President
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                                  EXHIBIT INDEX

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
Exhibit                                     Description
-------                                     -----------
4.1                   Amendment Number 6 to the Amended and Restated Pooling and
                      Servicing Agreement, dated as of March 30, 2001.